SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      April 24, 2000


                             Salient Cybertech, Inc.
               (Exact name of Registrant as specified in charter)



           Delaware                  0-28772                    35-1990559
 (State or other jurisdiction      (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


1715 Stickney Point Rd, Suite A-12 Sarasota, Florida              34231
    (Address of principal executive offices)                    (Zip code)

                                  (941) 349-6583
                          (Registrant's telephone number,
                                including area code)


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ITEM 4.  CHANGE OF ACCOUNTANTS.

The firm of Bobbitt, Pittenger and Company PA (BPC) audited the financial statements of the Company for the fiscal year ended Dec. 31, 1998, through June 30, 1999. On March 20, 2000, pursuant to a vote of the Board of Directors, the firm of Stan J. H. Lee and Company was selected to audit the financial statements of the Company for the year ended December 31, 1999, and December 31, 2000.

The report of BPC on the Company's financial statements for the previous year did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the entire period of the engagement of BPC, through June 30, 1999, there had been no disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to BPC's satisfaction, would have caused BPC to make reference in connection with its reports to the subject matter of the disagreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

B.       Exhibits

1.       Underwriting Agreements:
         None

2.       Constituent Documents:
   .1    Original Articles of Incorporation +
   .11 Amendment to Articles of Incorporation, Changing Registrant's Name From Mas Acquisition I Corp. to Sloan Electronics, Inc.++

3.       Constituent Documents:
   .13  Amendment to Articles of Incorporation, Changes in Securities,
        The Shareholders', provision for the Issue of 20 shares of
        Preferred Stock with no par value convertible at the will of the holder into 1,500,000 Common Shares, as an anti-takeover Provision.*
   .2   By-Laws of the Registrant**
   .21  Current  By-Laws of the Registrant***
   .3 Plan and Agreement of Merger between Registrant and Sloan Electronics, Inc.****
   .31  Specimen Share Certificate**
   .32  Specimen Share Certificate, replacing Original Share Certificate*****

16.     Letter re: Change of Certifying Accountant                Page  04.
___________________
+Incorporated by Reference to the Registrant's registration statement on Form 10-SB, SEC File Number 000-28772, Filed on September 4, 1996. ++Incorporated by Reference to the Registrant's Report on Form 8-K/A, SEC File Number 000-28772, Filed on March 18, 1998.
*Incorporated by Reference to the Registrant's registration statement on Form 10-QSB, SEC File Number 000-28772, Filed on August 13, 1999. **Incorporated by Reference to the Registrant's registration statement on Form 10-SB, SEC File Number 000-28772, Filed on September 4, 1996. ***Incorporated by Reference to the Registrant's Report on Form 10-QSB, SEC File Number 000-28772, Filed on November 13, 1999.
****Incorporated by Reference to the Registrant's Report on Form 8-K/A,
SEC File Number 000-28772, Filed on March 18, 1998.
*****Incorporated by Reference to the Registrant's Report on Form 10-KSB/A, SEC File Number 000-28772, Filed on April 7, 1998.

                               SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    April 24, 2000

                                        Salient Cybertech, Inc.


                                         By: /s/Paul Sloan
                                  --------------------------------
                                         Paul Sloan, CEO, President
                                         and Director

                                     BOBBITT, PITTENGER & COMPANY, P.A.
                                       Certified Public Accountants



   March 31, 2000


   Securities and Exchange Commission
   450 Fifth Street N.W.
   Washington D.C.  20549



   Re:  Salient Cybertech, Inc.


   Dear Sir/Madam:


   Pursuant to the request of the above named company, we affirm that:


   1. We have read the Company's response to Item 4 of Form 8-K dated March 28, 2000.

   2.   We agree with the response.

   3. There have been no disagreements on matters of accounting and auditing between our firm and the Company.


   Very Truly Yours,

   /s/Bobbitt, Pittenger & Company, P.A./s/

   Certified Public Accountants



                                   CPA

           1605 Main Street, Suite 1010, Sarasota, FL 34236
              Telephone: 941-366-4450  Fax# 941-954-7508


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